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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
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    Date of report (Date of earliest event reported): September 27, 2001


                           TREMONT ADVISERS, INC.
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           (Exact name of registrant as specified in its charter)




     Delaware                    0-27077                       06-1210532
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 (State or Other         (Commission File Number)            (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)


555 Theodore Fremd Avenue, Rye, New York                          10580
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (914) 925-1140
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ITEM 5.  OTHER EVENTS

         On September 25, 2001 at a special meeting, the stockholders of Tremont Advisers, Inc. ("Tremont") adopted the Agreement and Plan of Merger, dated July 10, 2001 (the "Merger Agreement"), by and among Tremont, Oppenheimer Acquisition Corp. and Joshua Acquisition Corp. Pursuant to the terms of the Merger Agreement, it is planned that on or about October 1, 2001 Tremont will become a wholly-owned subsidiary of Oppenheimer Acquisition Corp. On September 26, 2001 Tremont issued a press release announcing the stockholders' adoption of the Merger Agreement. A copy of such press release is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1    Press release dated September 26, 2001



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TREMONT ADVISERS, INC.


Date:  September 27, 2001            By: /s/ Stephen T. Clayton
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                                           Stephen T. Clayton
                                         Chief Financial Officer and
                                         Administrative Officer
                                         (Duly authorized Officer and Principal
                                         Financial and Accounting Officer)




                                Exhibit 99.1